DELAWARE GROUP® STATE TAX-FREE INCOME TRUST

Delaware Tax-Free Pennsylvania Fund
(the “Fund”)

Supplement to the Fund’s Statement of Additional Information
dated June 28, 2012

The following replaces the information in the section entitled “Investment Strategies and Risks – Private Activity Bonds”:

Private Activity Bonds
The Tax Reform Act of 1986 (the “Tax Act”) limits the amount of new “private purpose” bonds that each state may issue and subjects interest income from these bonds to the federal alternative minimum tax. “Private purpose” bonds are issues whose proceeds are used to finance certain nongovernmental activities, and could include some types of industrial revenue bonds such as privately owned sports and convention facilities. The Tax Act also makes the tax-exempt status of certain bonds depend upon the issuer’s compliance with specific requirements after the bonds are issued.

Private activity bonds are a type of municipal bond issued when funds are to be used for a nonessential purpose. Private activities for which tax-exempt bonds may be issued include airports, electric and gas distribution systems, government mass transportation systems, housing bonds, privately owned sports facilities, hazardous waste disposal facilities, solid waste disposal facilities, and student loans. Small issues of industrial development revenue bonds and nonprofit college and hospital bonds are also permitted. The Internal Revenue Code limits the amount of new private activity bonds that each state can issue. The interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax under the Internal Revenue Code.

The Fund seeks to achieve a high level of tax-exempt income. However, if the Fund invests in private activity bonds, a portion of the Fund’s distributions may be subject to the federal alternative minimum tax. The Fund may invest without limit in private activity bonds, except that the Fund’s investments in these bonds will be limited if such investments, in the aggregate, would cause the Fund to have less than 80% of its net assets invested in municipal securities the income from which is exempt from federal income taxes, including the alternative minimum tax, and the personal income tax of the Commonwealth of Pennsylvania.

The following replaces the information in the section entitled “Portfolio Managers – Other Accounts Managed”:

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of August 31, 2012 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2012.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Joseph R. Baxter
Registered Investment Companies	18	$4.9 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	41	$1.9 billion	0	$0
Stephen J. Czepiel
Registered Investment Companies	18	$4.9 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	38	$2.7 billion	0	$0
Gregory A. Gizzi
Registered Investment Companies	3	$307.9 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	28	$343.1 million	0	$0

The following information replaces the section entitled “Ownership of Securities”:

Ownership of Securities

As of June 30, 2012, the portfolio managers of Delaware Tax-Free Pennsylvania Fund owned the following amounts of Fund shares:

Portfolio Manager	Dollar Range of Fund Shares Owned1
Joseph R. Baxter	$50,001 - $100,000
Stephen J. Czepiel	None
Gregory A. Gizzi	None

Note: The ranges for fund share ownership by portfolio managers are: none; $1-10,000; $10,001-$50,000; $50,001-100,000; $100,001-500,000; $500,001-$1 million; more than $1 million.

1 Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.

Please keep this Supplement for future reference.

This Supplement is dated December 28, 2012.